UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):January 28, 2025

ROTH CH ACQUISITION CO.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40959	98-1601095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2340 Collins Avenue; Suite 402

Miami Beach, FL 33141

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 720-7133

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	USTUF
Class A ordinary shares, par value $0.0001 per share	USCTF
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	USTWF

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On January 28, 2025, Roth CH Acquisition Co., a Cayman Islands exempted company (the “Parent”), entered into that certain Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among the Parent, Roth CH Holdings, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Parent (the “Domestication Sub”), Roth CH Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Parent (“Merger Sub”), and SharonAI Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the meaning given to them in the Business Combination Agreement.

The Company is a holding company formed to acquire various assets focused on or in the high performance computing (“HPC”) industry, specifically the artificial intelligence field of technology, and on the acquisition of the infrastructure and technology associated with the development and delivery of HPC services to users and applications which require both large amounts of graphic processing units and central processing units combined with expertise in data storage.

The Mergers

The Business Combination Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other agreements and transactions contemplated by the Business Combination Agreement, the “Business Combination”):

(1) At least one Business Day prior to the Closing Date and on the terms and subject to the conditions of this Agreement, Parent shall continue out of the Cayman Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation by means of a merger (the “Domestication Merger”) of Parent with and into Domestication Sub, with the Domestication Sub as the surviving company (the “Domesticated Parent”) pursuant to the Companies Act (As Revised) of the Cayman Islands and the applicable provisions of the Delaware General Corporation Law, as amended. Upon the Domestication Merger, Domesticated Parent shall change its name to “SharonAI Holdings, Inc.”, and, thereafter

(2) (a) the Merger Sub shall be merged with and into the Company, (b) the separate corporate existence of Merger Sub shall thereupon cease, and the Company shall be the Surviving Corporation, and (c) the Surviving Corporation shall become a wholly-owned Subsidiary of the Domesticated Parent (the “Acquisition Merger”).

Merger Consideration

The Aggregate Merger Consideration is 560,835,633 shares of Common Stock of the Domesticated Parent to be issued at the closing of the Business Combination as follows:

(1) In connection with the Domestication Merger: (i) each then issued and outstanding Parent Class A Ordinary Share shall convert automatically into one share of Class A Ordinary Common Stock, par value $0.0001 per share, of Domesticated Parent; (ii) each then issued and outstanding Parent Class B Ordinary Share shall convert automatically into one share of Class A Ordinary Common Stock, par value $0.0001 per share, of Domesticated Parent; and (iii) each then issued and outstanding Parent Warrant shall convert automatically into one warrant to acquire one share of Class A Ordinary Common Stock, par value $0.0001 per share, of Domesticated Parent, pursuant to the Parent Warrant Agreement.

(2) In connection with the Acquisition Merger: At least three (3) Business Days prior to the Closing, the Company shall deliver to Parent a spreadsheet, prepared by the Company in good faith and detailing the following, in each case, as of immediately prior to the Effective Time:

(a) the name and address of record of each Company Stockholder and the number and class, type or series of shares of Company Capital Stock held by each, and in the case of shares of Company Series B Preferred Stock, the number of shares of Company Common Stock into which such shares of Company Series B Preferred Stock are convertible;

(b) the names of record of each holder of Company Options, and the exercise price, number of shares of Company Capital Stock subject to each Company Options held by such holder (including, in the case of unvested Company Options, the vesting schedule, vesting commencement date, date fully vested);

(c) the names of record of each holder of any convertible notes, the loan amount (principal and interest) and the number of shares of Company Common Stock or Company Preferred Stock (on an as converted to Company Common Stock basis) issuable upon conversion of such convertible note;

(d) the number of Aggregate Fully Diluted Company Common Stock;

(e) the number of shares of Company Common Stock issuable upon conversion of Company Series B Preferred Stock;

(f) the aggregate number of shares subject to Company Options; and

(g) detailed calculations of each of the following (in each case, determined without regard to withholding):

(i)	the Aggregate Merger Consideration;

(ii)	the Conversion Ratio;

(iii)	the Per Preferred Share Merger Consideration for the Company Series B Preferred Stock; and

(iv)	for each Converted Stock Right, the exercise price therefor, if any, and the number of Parent Ordinary Common Shares subject to such Converted Stock Right.

Treatment of Securities

(1) Cancellation of Certain Shares of Company Capital Stock. Each share of Company Capital Stock, if any, that is owned by Parent or Merger Sub (or any other Subsidiary of Parent) or the Company (as treasury stock or otherwise), will automatically be cancelled and retired without any conversion thereof and will cease to exist, and no consideration will be delivered in exchange therefor. Each share of Company Capital Stock, if any, held immediately prior to the Effective Time by the Company as treasury stock shall be automatically canceled and extinguished, and no consideration shall be paid with respect thereto.

(2) Conversion of Shares of Company Series A Preferred Stock. Each share of Company Series A Preferred Stock issued and outstanding immediately prior to the Effective Time (other than any such shares of Company Series A Preferred Stock cancelled pursuant to Section 3.1(a) of the Business Combination Agreement and any Dissenting Shares) shall, in accordance with the Company Charter, be converted into the right to receive a number of Parent Super Common Shares equal to the Conversion Ratio.

(3) Conversion of Shares of Company Series B Preferred Stock. Each share of Company Series B Preferred Stock issued and outstanding immediately prior to the Effective Time (other than any such shares of Company Preferred Stock cancelled pursuant to Section 3.1(a) of the Business Combination Agreement and any Dissenting Shares) shall, in accordance with the Company Charter, be converted into the right to receive a number of Parent Ordinary Common Shares equal to: (i) the Conversion Ratio multiplied by (ii) the number of shares of Company Common Stock issuable upon conversion of such share of Company Series B Preferred Stock as of immediately prior to the Effective Time (the “Per Preferred Share Merger Consideration”).

(4) Conversion of Shares of Company Common Stock. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than any such shares of Company Common Stock cancelled pursuant to Section 3.1(a) of the Business Combination Agreement and any Dissenting Shares) shall, in accordance with the Company Charter, be converted into the right to receive a number of Parent Ordinary Common Shares equal to the Conversion Ratio.

(5) Conversion of Merger Sub Capital Stock. Each share of common stock, par value $0.0001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one newly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

On January 24, 2025, the board of directors of the Parent unanimously (i) approved and declared advisable the Business Combination Agreement, the Business Combination and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by the stockholders of the Company.

PIPE Investment.

Parent shall take all commercially reasonable actions required to obtain an investment of equity securities, convertible notes or other debt financing in a private placement of an amount in excess of $5,000,000 (the “PIPE Investment”) in connection with the Closing which PIPE Investment and the investors who participate therein and the price at which Parent Ordinary Common Shares are sold and the amount sole shall be mutually agreed upon between Parent and the Company. Roth Capital Partners and Craig-Hallum Capital Group LLC will act as placement agents for any PIPE Investment and will be entitled to receive a placement agent fee payable in cash.

The Company agrees, and shall cause the appropriate officers and employees thereof, to use commercially reasonable efforts to cooperate in connection with (x) the arrangement of any PIPE Investment, and (y) the marketing of the transactions contemplated by this Agreement and the Ancillary Agreements in the public markets and with existing equityholders of Parent (including in the case of clauses (x) with respect to the satisfaction of the relevant conditions precedent), in each case as may be reasonably requested by Parent, including by (i) upon reasonable prior notice, participating in meetings, calls, drafting sessions, presentations, and due diligence sessions (including accounting due diligence sessions) and sessions with prospective investors at mutually agreeable times and locations and upon reasonable advance notice (including the participation in any relevant “roadshow”), (ii) assisting with the preparation of customary materials, (iii) providing the financial statements and such other financial information regarding the Company as is reasonably requested in connection therewith, subject to confidentiality obligations reasonably acceptable to the Company, (iv) taking all corporate actions that are necessary or customary to obtain the PIPE Investment and market the transactions contemplated by this Agreement, and (v) otherwise reasonably cooperating in Parent’s efforts to obtain the PIPE Investment and market the transactions contemplated by this Agreement.

 Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (a) corporate existence and power, (b) authorization to enter into the Business Combination Agreement and related transactions; subsidiaries; (c) governmental authorization, (d) non-contravention, (e) capitalization; (f) corporate records, (g) consents, (h) financial statements, (i) internal accounting controls, (j) absence of certain changes, (k) properties; title to assets; (l) litigation, (m) material contracts, (n) licenses and permits, (o) compliance with laws, (p) intellectual property, (q) employee matters and benefits, (r) tax matters, (s) real property; (t) environmental laws, (u) finders’ fees, (v) directors and officers, (w) anti-money laundering laws, (x) insurance, (y) related party transactions, and (z) certain representations related to securities law and activity. the Company has additional representations and warranties, including (a) issuance of shares, (b) trust account, (c) listing, (d) board approval, (e) SEC documents and financial statements, (f) anti-corruption law compliance (g) affiliate transactions, and (h) expenses, indebtedness and other liabilities.

Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to operation of their respective businesses prior to consummation of the Merger, confidentiality and efforts to satisfy conditions to consummation of the Merger. The Business Combination Agreement also contains additional covenants of the parties, including, among others, finders’ fees, exclusivity, notices of certain events, access to information, cooperation in the preparation of the Form S-4 and Proxy Statement, as each such terms are defined in the Business Combination Agreement, required to be filed in connection with the Merger and to obtain all requisite approvals of each party’s respective stockholders. The Parent has agreed to include in the Proxy Statement the recommendation of its board that its stockholders approve all of the proposals to be presented at the special meeting.

Each party’s representations, warranties and pre-Closing covenants will not survive Closing. All rights to director indemnification shall survive the Merger and shall continue in full force and effect in accordance with their terms. For a period of six (6) years after the Effective Time, the Parent shall cause its organizational documents of, those of its subsidiaries, and the surviving corporation to contain provisions no less favorable with respect to exculpation and indemnification of and advancement of expenses than are set forth as of the date of the Business Combination Agreement in the organizational documents of, with respect to the Parent, and with respect to the Domesticated Parent, the Company, as applicable, to the extent permitted by applicable Law.

Equity Incentive Plan

The Parent has agreed to approve and adopt an omnibus equity incentive plan (the “Incentive Plan”) prior to the Effective Time in a form mutually acceptable to the Parent and the Company, with such changes or modifications thereto as the Parent and the Company may mutually agree. The Incentive Plan will provide for an initial aggregate share reserve equal to 10% of the number of shares of common stock of the surviving corporation immediately after the Closing and an “evergreen” provision that is mutually agreeable to the Parent and the Company that will provide for an automatic increase on the first day of each fiscal year in the number of shares available for issuance under the Incentive Plan as mutually determined by the Parent and the Company.

Non-Solicitation Restrictions

Each of the Parent and the Company has agreed that from the date of the Business Combination Agreement to the Closing Date or, if earlier, the valid termination of the Business Combination Agreement in accordance with its terms, without the prior written consent of the other party (which consent may be withheld in the sole and absolute discretion of the party asked to provide consent), it will not initiate any negotiations with any party relating to an Alternative Transaction (as defined in the Business Combination Agreement) or enter into any agreement relating to such a proposal, other than as expressly excluded from the definition of an Alternative Transaction. Each of the Parent and the Company have also agreed to be responsible for any acts or omissions of any of its respective representatives that, if they were the acts or omissions of the Parent and the Company, as applicable, would be deemed a breach of the party’s obligations with respect to these non-solicitation restrictions.

Conditions to Closing

The consummation of the Merger is conditioned upon, among other things, (i) the absence of any applicable law or order restraining, prohibiting or imposing any condition on the consummation of the transactions contemplated hereby, including the Domestication Merger and the Acquisition Merger, (ii) all applicable waiting periods, if any, under the HSR Act with respect to the Business Combination shall have expired or been terminated and each consent, approval or authorization required by Schedule 9.1(b) of the Business Combination Agreement shall have been obtained and shall be in full force and effect, (iii) there shall be no order issued or law enacted having the effect of prohibiting the Business Combination, provided such order or law is final and non-appealable, (iv) approval of the Company Stockholders shall have been obtained, (v) each of the required Parent Proposals shall have been approved at the Parent Shareholder Meeting; and (vi) the Registration Statement shall have become effective in accordance with the provisions of the Securities Act of 1933, as amended.

Solely with respect to Parent, Domestication Sub and Merger Sub, the consummation of the Merger is conditioned upon, among other things, (i) the Company having duly performed or complied with all of its obligations under the Business Combination Agreement in all material respects, (ii) the representations and warranties of the Company, other than certain Fundamental Representations, as defined in the Business Combination Agreement, being true and correct in all respects unless failure would not have or reasonably be expected to have a Material Adverse Effect, as defined in the Business Combination Agreement, on the Company or any of its subsidiaries, (iii) certain Fundamental Representations, as defined in the Business Combination Agreement, being true and correct in all respects other than de minimis inaccuracies, (iv) no event having occurred that would result in a Material Adverse Effect on the Company or any of its subsidiaries, (v) the Company having delivered certain certificates to the Parent, (vi) the Company and its securityholders shall have executed and delivered to the Parent each Ancillary Agreement, as defined in the Business Combination Agreement, to which they each are a party, (vii) resignation of certain of the Company’s directors as set forth in the Business Combination Agreement, (viii) the Company shall have obtained all required third-party consents necessary to consummate the Business Combination, and (ix) the Company shall have delivered to the Parent a certified copy of the members register, compliant with section 169 of the Corporations Act 2001 (Cth).

Solely with respect to the Company, the consummation of the Merger is conditioned upon, among other things, (i) the Parent, Domestication Sub and Merger Sub having duly performed or complied with all of their respective obligations under the Business Combination Agreement in all material respects, (ii) the representations and warranties of the Company and Merger Sub, other than certain Fundamental Representations, as defined in the Business Combination Agreement, being true and correct in all respects unless failure to be true and correct would not have or reasonably be expected to have a Material Adverse Effect, as defined in the Business Combination Agreement, on the Parent or Merger Sub and their ability to consummate the Merger and related transactions, (iii) certain Fundamental Representations being true and correct in all respects, other than de minimis inaccuracies, (iv) no event having occurred that would result in a Material Adverse Effect on the Parent, (v) the Parent delivers certain certificates to the Company, (vii) the Domestication Merger shall have been consummated on the day that is at least one Business Day prior to the Closing Date, (viii) the Parent Certificate of Incorporation, in the form to the Business Combination Agreement as Exhibit A, being filed with, and declared effective by, the Delaware Secretary of State, (ix) the Parent delivers certain certificates to the Company, (x) each of Parent, Domestication Sub, Merger Sub, and certain shareholders of Parent the “Sponsor Group”), as applicable, shall have executed and delivered to the Company a copy of each Ancillary Agreement to which Parent, Domestication Sub, Merger Sub, Sponsor Group or other shareholder of Parent, as applicable, is a party, (xi) the size and composition of the post-Closing Domesticated Parent Board of Directors shall have been appointed as set forth in Section 2.9 of the Business Combination Agreement, (xii) the Parent shall use its best efforts to deliver to the Company prior to the Closing evidence of the termination of every contract, agreement, commitment or similar instrument, oral or written, to which Parent is a party or by which any of its respective properties or assets is bound, which could require any payment, issuance of securities or other consideration in connection with the consummation of the transactions contemplated hereby or an initial business combination other than those on Schedule 9.3(l) of the Business Combination Agreement and (xiii) the Parent shall have delivered to the Company a resignation from Parent of each director and officer of Parent, effective as of the Closing Date.

Termination

The Business Combination Agreement may be terminated at any time prior to the Effective Time as follows:

Termination Without Default.

(1) In the event that (i) the Closing of the transactions contemplated hereunder has not occurred on or before July 31, 2025 (the “Outside Closing Date”); and (ii) the material breach or violation of any representation, warranty, covenant or obligation under this Agreement by the party (i.e., Parent or Merger Sub, on one hand, or the Company, on the other hand) seeking to terminate this Agreement was not the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Closing Date, then Parent or the Company, as applicable, shall have the right, at its sole option, to terminate this Agreement without liability to the other party;

(2) In the event an authority shall have issued an order or enacted a law, having the effect of prohibiting the Domestication Merger or Acquisition Merger or making such transactions illegal, Parent or the Company shall have the right, at its sole option, to terminate this Agreement without liability to the other party; provided, however, that the right to terminate this Agreement pursuant to this Section shall not be available to the Company or Parent if the failure by such party or its Affiliates to comply with any provision of this Agreement has been a substantial cause of, or substantially resulted in, such action by such authority;

(3) In the event that the Parent Shareholder Meeting has been held (including any adjournment thereof) and has concluded, and the holders of Parent Common Shares have duly voted, and the Parent Shareholder Approval was not obtained, Parent or the Company shall have the right, at its sole option, to terminate this Agreement; and

(4) This Agreement may be terminated at any time by mutual written consent of the Company and Parent duly authorized by each of their respective boards of directors.

Termination Upon Default.

(1) Parent may terminate this Agreement by giving notice to the Company, without prejudice to any rights or obligations Parent or Merger Sub may have: (i) at any time prior to the Closing Date if (x) the Company shall have breached any representation, warranty, agreement or covenant contained herein to be performed on or prior to the Closing Date, which has rendered or would reasonably be expected to render the satisfaction of any of the conditions set forth in Sections 9.2(a) or 9.2(b) of the Business Combination Agreement impossible; (y) such breach cannot be cured or is not cured by the earlier of the Outside Closing Date and thirty (30) days following receipt by the Company of a written notice from Parent describing in reasonable detail the nature of such breach provided, however, that Parent is not then in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement; or (ii) at any time after the Company Stockholder Written Consent Deadline if the Company has not previously received the Company Stockholder Approval (provided, that upon the Company receiving the Company Stockholder Approval, Parent shall no longer have any right to terminate this Agreement under this clause (ii)); and

(2) The Company may terminate this Agreement by giving notice to Parent, without prejudice to any rights or obligations the Company may have, if: (i) Parent shall have breached any of its covenants, agreements, representations, and warranties contained herein to be performed on or prior to the Closing Date, which has rendered or reasonably would render the satisfaction of any of the conditions set forth in Sections 9.3(a) or 9.3(b) of the Business Combination Agreement impossible; and (ii) such breach cannot be cured or is not cured by the earlier of the Outside Closing Date and thirty (30) days following receipt by Parent of a written notice from the Company describing in reasonable detail the nature of such breach, provided, however, that the Company is not then in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement.

The Business Combination Agreement and other agreements described below have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about the Parent and the Company or the other parties thereto. In particular, the assertions embodied in the representations and warranties in the Business Combination Agreement were made as of a specified date, are modified or qualified by information in one or more disclosure letters prepared in connection with the execution and delivery of the Business Combination Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Business Combination Agreement are not necessarily characterizations of the actual state of facts about the Parent, the Company or the other parties thereto at the time they were made or otherwise and should only be read in conjunction with the other information that the Parent makes publicly available in reports, statements and other documents filed with the SEC. the Parent and the Company investors and securityholders are not third-party beneficiaries under the Business Combination Agreement.

The foregoing summary of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the actual Business Combination Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Certain Related Agreements

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, the Parent and the officers and directors of the Parent, the Company and the Sponsor entered into a support agreement (the “Sponsor Support Agreement”) pursuant to which the Sponsor and the officers and directors of the Parent have agreed to vote all shares of the common stock beneficially owned by them, including any additional shares they acquire ownership of or the power to vote: (i) in favor of the Merger and related transactions, (ii) against any action reasonably be expected to impede, delay, or materially and adversely affect the Merger and related transactions, and (iii) in favor of an extension of the period of time the Parent is afforded to consummate an initial business combination.

Company Support Agreement

In connection with the execution of the Business Combination Agreement, the Parent, the Company and certain stockholders of the Company entered into a support agreement, pursuant to which such Company stockholders have agreed to vote all common and preferred stock of the Company beneficially owned by them, including any additional shares of the Company they acquire ownership of or the power to vote, in favor of the Merger and related transactions and against any action reasonably be expected to impede, delay, or materially and adversely affect the Merger and related transactions.

Form of Lock-Up Agreement

In connection with the Closing, certain key Company stockholders will each agree, subject to certain customary exceptions, not to (i) offer, sell contract to sell, pledge or otherwise dispose of, directly or indirectly, any Lockup Shares (as defined below), (ii) enter into a transaction that would have the same effect, (iii) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares or otherwise or engage in any short sales or other arrangement with respect to the Lock-Up Shares or (iv) publicly announce any intention to effect any transaction specified in clause (i) or (ii): (a) with respect to fifty (50%) percent of the Parent Common Shares owned by Holder ninety (90) days after the Closing Date and (b) with respect to the remaining fifty (50%) percent of the Parent Common Shares owned by Holder one hundred and eighty (180) days after the Closing Date. The term “Lockup Shares” mean the Parent Common Shares owned by such Holder (or to be acquired by such Holder in connection with the Business Combination Agreement) as set forth on Schedule I to the Lock-Up Agreement.

Form Registration Rights Agreement

At the Closing, the Parent will enter into a registration rights agreement (the “Registration Rights Agreement”) with certain existing stockholders of the Parent and the Company (the “Holders”) with respect to their shares of the Parent acquired before or pursuant to the Merger, and including the shares issuable on conversion of the warrants issued to the Sponsor in connection with the Parent’s initial public offering and any shares issuable on conversion of preferred stock or loans. Pursuant to the Registration Rights Agreement, within thirty (30) days of the Closing, the Parent shall file with the SEC a registration statement for a shelf registration on Form S-1 or a Registration Statement for a Shelf Registration on Form S-3 (the “Form S-3 Shelf”), if the Parent is then eligible to use a Form S-3 Shelf, in each case, covering the resale of all the Registrable Securities on a delayed or continuous basis as permitted by Rule 415 under the Securities Act and shall use its reasonable best efforts to have such Shelf declared effective as soon as practicable after the filing thereof, but no later than the seventy-fifth (75th) calendar day following the Filing Date; provided that the Parent shall have the Shelf declared effective within ten (10) business days after the date the Parent is notified by the staff of the SEC that the Shelf will not be reviewed or will not be subject to further review by the SEC. In the event that any Holder holds Registrable Securities that are not registered for resale on a delayed or continuous basis, the Parent, upon written request of such Holder, shall promptly use its commercially reasonable efforts to cause the resale of such Registrable Securities to be covered by filing a subsequent shelf registration statement and cause the same to become effective as soon as practicable after such filing and such subsequent shelf registration statement shall be subject to the terms hereof; provided, however, that the Parent shall only be required to cause such Registrable Securities to be so covered twice per calendar year for each of the Holders. In addition, the Holders will have certain “piggyback” registration rights that require the Parent to include such securities in registration statements that the Parent otherwise files. The Registration Rights Agreement does not contain liquidating damages or other cash settlement provisions resulting from delays in registering the Company’s securities. the Parent will bear the expenses incurred in connection with the filing of any such registration statements.

The foregoing descriptions of agreements and the transactions and documents contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the form of Parent Stockholder Support Agreement, form of Company Support Agreement, form of Lock-Up Agreement and form of Registration Rights Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, and the terms of which are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 24, 2025, the Parent amended and restated its existing promissory note (the “Amended Note”) in favor of certain shareholders of the Parent to permit its conversion into Class A ordinary shares of Parent, at any time, at the option of the representative of the noteholders (the “Representative”) based upon the current trading price. Subsequent to the execution of the Amended Note, on January 24, 2025, the Representative provided notice that it intended to convert the existing principal balance of the Amended Note in the amount of $1,181,000 into Class A ordinary shares of the Parent.

The foregoing description of the Amended Note is qualified in its entirety by reference to the full text of the Amended Note, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.5 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 29, 2025, the Parent issued a press release announcing the execution of the Business Combination Agreement and related matters. A copy of the press release is furnished hereto as Exhibit 99.1.

The Company, with the assistance of the Parent, has prepared the SharonAI Presentation, dated January 2025, that will be used by the parties in making presentations with respect to, among other things, the Business Combination. Attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference is the SharonAI Presentation, dated January 2025.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information for Investors and Stockholders

This document relates to a proposed transaction between the Parent and the Company. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. the Parent intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of the Parent, referred to as a “proxy statement/prospectus.” A proxy statement/prospectus will be sent to all the Parent stockholders. the Parent also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of the Parent are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by the Parent through the website maintained by the SEC at www.sec.gov.

Forward Looking Statements

Certain statements included in this Current Report on Form 8-K are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of the closing of the Business Combination, achievement of the conditions necessary for the closing of the Business Combination, other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K and on the current expectations of the Parent’s and the Company’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Parent and the Company. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties, including, the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company or the expected benefits of the Business Combination, if not obtained; the failure to realize the anticipated benefits of the Business Combination; matters discovered by the parties as they complete their respective due diligence investigation of the other parties; the ability of the Parent prior to the Business Combination, and the Company following the Business Combination; costs related to the Business Combination; the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination Agreement by the stockholders of the Parent; the risk that the Business Combination may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; the outcome of any legal proceedings that may be instituted against the Parent or the Company related to the Business Combination, expiration of, or failure to extend, the period of time the Parent is afforded under its organizational documents and the final prospectus of the Parent to consummate the initial business combination with the Company; the attraction and retention of qualified directors, officers, employees and key personnel of the Parent and the Company prior to the Business Combination, and the Company following the Business Combination; the ability of the Company to compete effectively in a highly competitive market; the ability to protect and enhance the Company’s corporate reputation and brand; the impact from future regulatory, judicial, and legislative changes in the Company’s industry; and, the uncertain effects of the COVID-19 pandemic; future financial performance of the Company following the Business Combination; the ability of the Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; the ability of the Company to generate sufficient revenue from each of its revenue streams; the ability of the Company to protect its intellectual property from competitors; the Company’s ability to execute its business plans and strategy; and those factors set forth in documents of the Parent filed, or to be filed, with SEC. The foregoing list of risks is not exhaustive.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the Parent nor the Company presently know, or that the Parent and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Parent and the Company’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this Current Report on Form 8-K and the attachments hereto should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K and the attachments hereto, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of the Parent and the Company described above. the Parent and the Company anticipate that subsequent events and developments will cause their assessments to change. However, while the Parent and the Company may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing the Parent or the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Participants in the Solicitation

The Parent and the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Parent’s stockholders in connection with the proposed Business Combination. A list of the names of the directors and executive officers of the Parent and information regarding their interests in the Business Combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the second paragraph under the above section entitled “Important Information for Investors and Stockholders.”

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
2.1*	Business Combination Agreement, dated January 28, 2025, by and among Roth CH Acquisition Co., SharonAI Inc., Roth CH Holdings, Inc. and Roth CH Merger Sub, Inc.

10.1*	Sponsor Support Agreement, dated January 28, 2025, by and among Roth CH Acquisition Co., Sponsor, and SharonAI Inc.

10.2*	Company Support Agreement, dated January 28, 2025, by and among Roth CH Acquisition Co., SharonAI Inc. and the Certain Stockholders of SharonAI, Inc.

10.3	Form of Lock-Up Agreement, by and among Roth CH Acquisition Co., SharonAI Inc. and Certain Stockholders.

10.4	Form of Registration Rights Agreement, by and among Roth CH Acquisition Co., SharonAI Inc.

10.5	Amended and Restated Promissory Note, dated January 24, 2025 issued by Roth CH Acquisition Co. to the individuals or entities listed on Schedule A or their registered assigns or successors in interest.

99.1	Press Release issued on January 29, 2025

99.2	SharonAI Presentation, dated January 2025

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within Inline XBRL document

*	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2) or 601(a)(5), as applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROTH CH ACQUISITION CO.

	By:	/s/ John Lipman
		Name:	John Lipman
		Title:	Co-Chief Executive Officer

Dated: January 29, 2025